UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2006

Horizon Offshore, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16857	76-0487309
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas	77042 (Zip Code)
(Address of principal executive offices)

(713) 361-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
Consent of Grant Thornton LLP
Consent of PricewaterhouseCoopers LLP
Business restated to reflect the 1-for-25 reverse stock split
Risk Factors restated to reflect the 1-for-25 reverse stock split
Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities
Selected Financial Data
Management's Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Executive Compensation
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
Certain Relationships and Related Transactions
Audited consolidated financial statements

Item 8.01.  Other Events.

On April 12, 2006, Horizon Offshore, Inc. (the Company) effected a one-for-twenty-five (1-for-25) reverse stock split of its issued and outstanding common stock. This Current Report on Form 8-K is being filed for the purpose of amending and restating Items 1, 1A, 5, 6, 7, 8, 11, 12, and 13 of our Annual Report on Form 10-K for the year ended December 31, 2005 to reflect the 1-for-25 reverse stock split. All common share amounts (and per share amounts) and the Company’s stockholders’ equity accounts have been adjusted to reflect the 1-for-25 reverse stock split.

This Current Report on Form 8-K amends only the items specified in the preceding paragraph. All other components of the original Annual Report on Form 10-K for the year ended December 31, 2005 remain unchanged. The amended items included in this Current Report on Form 8-K, including the financial statements and notes hereto, do not reflect events occurring after the date of the original filing of the Annual Report on Form 10-K for the year ended December 31, 2005, filed on March 15, 2006.

The amended portions of the Annual Report on Form 10-K for the year ended December 31, 2005, including the financial statements and accompanying notes, are filed hereto under Item 9.01 as Exhibits 99.1. 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

23.1	Consent of Grant Thornton LLP.
23.2	Consent of PricewaterhouseCoopers LLP.
99.1	Form 10-K, Item 1. Business restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.2	Form 10-K, Item 1A. Risk Factors restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.3	Form 10-K, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.4	Form 10-K, Item 6. Selected Financial Data restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.5	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.6	Form 10-K, Item 8. Financial Statements and Supplementary Data restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.7	Form 10-K, Item 11. Executive Compensation restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.8	Form 10-K, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.9	Form 10-K, Item 13. Certain Relationships and Related Transactions restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.10	Audited consolidated financial statements of the Company for fiscal years ended December 31, 2005, 2004 and 2003, restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HORIZON OFFSHORE, INC.

By:	/s/ Ronald D. Mogel
Ronald D. Mogel
Vice President and Chief Financial Officer

Date: June 9, 2006

Exhibit Index

23.1	Consent of Grant Thornton LLP.
23.2	Consent of PricewaterhouseCoopers LLP.
99.1	Form 10-K, Item 1. Business restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.2	Form 10-K, Item 1A. Risk Factors restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.3	Form 10-K, Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.4	Form 10-K, Item 6. Selected Financial Data restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.5	Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.6	Form 10-K, Item 8. Financial Statements and Supplementary Data restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.7	Form 10-K, Item 11. Executive Compensation restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.8	Form 10-K, Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.9	Form 10-K, Item 13. Certain Relationships and Related Transactions restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.
99.10	Audited consolidated financial statements of the Company for fiscal years ended December 31, 2005, 2004 and 2003, restated to reflect the 1-for-25 reverse stock split effected on April 12, 2006.